LM Funding America, Inc. Achieves Over 1,720% Year-Over-Year Revenue Growth to $3.4 Million

Mined 117.1 Bitcoins in the Third Quarter of 2023 at an Average
Market Revenue Value of Approximately $28,000 per Bitcoin

Implementing 'Infrastructure Light' Approach to Bitcoin Mining Business; Focuses Capital Investment on Bitcoin and Bitcoin Mining Machines That Track the Value of Bitcoin

Reports Working Capital of Approximately $4.5 Million and LM Funding Stockholders’ Equity of

$35.9 Million ($2.45 per share) as of September 30, 2023

Conference Call to Be Held Today at 11:00 am ET

TAMPA, FL, November 15, 2023—LM Funding America, Inc. (NASDAQ: LMFA) (“LM Funding” or the “Company”), a cryptocurrency mining and technology-based specialty finance company, today provided a business update and reported financial results for the quarter ended September 30, 2023.

Operational Highlights

• Approximately 5,549 Bitcoin mining machines in operation at hosting sites as of September 30, 2023.

• Mined 117.1 Bitcoin in Q3 2023, valued at approximately $3.3 million based on the $28,000 average price of Bitcoin during the quarter.

• Sequential quarterly revenue increased by 7.0% from the three months ended June 30, 2023.

Bruce Rodgers, Chairman and CEO of LM Funding, commented, “This quarter marks yet another significant step forward in our transition into Bitcoin mining. In the third quarter of 2023, we mined 117.1 Bitcoin, a 10% sequential increase over the second quarter of 2023. LM Funding is actively implementing an 'Infratsructure Light' approach in our Bitcoin mining business that seeks to mitigate risk and volatility in the market by focusing our capital investments on Bitcoin and Bitcoin mining machines that track the value of Bitcoin. Overall, we are quite encouraged by the overall market and outlook for Bitcoin pricing, including the upcoming 2024 halving event.”

Richard Russell, Chief Financial Officer of LM Funding, further noted, "Beyond our year-over-year quarterly revenue growth, we experienced sequential quarterly revenue growth of 7% compared with Q2 2023. As of September 30, 2023, our cash plus BTC was approximately $2.7 million. Our working capital stood at $4.5 million as of September 30, 2023, and the equity of LM Funding shareholders was $36.6 million, or $2.50 per share. Given our financial position, we remain highly encouraged by the financial outlook for the business.”

Financial Highlights

• Total revenue for the quarter ended September 30, 2023, was approximately $3.4 million, an increase of $3.2 million, or more than 1,720%, from $0.2 million for the 2022 third quarter. The increase was primarily due to digital mining revenue of $3.3 million compared with $42 thousand of digital mining revenue in the same period last year as the Company commenced our Bitcoin mining operations in September 2022. The average BTC price for the quarter recognized as revenue was approximately $28,000.

• Net loss attributable to LM Funding shareholders for the third quarter ended September 30, 2023, was approximately $4.4 million, which included a $0.8 million non-cash, unrealized loss on investment and equity securities and a $0.8 million impairment on our Symbiont assets compared with net income of approximately $6.7 million for the third quarter of 2022, which included a $0.2 million unrealized loss on investment and equity securities.

• Core EBITDA loss for the quarter ended September 30, 2023, totaled approximately $0.6 million, compared with Core EBITDA loss of $1.5 million in the 2022 comparable quarter, primarily due to the existence of material Bitcoin mining operations in the current year quarter that didn’t exist in the prior year. Core EBITDA is a non-GAAP financial measure, and a reconciliation of Core EBITDA to net loss is set forth below in this press release.

• Cash of approximately $0.5 million, digital assets of $2.2 million, and working capital of $4.5 million as of September 30, 2023 based on 90.1 BTC at a price of approximately $25,000 as of September 30, 2023. The current BTC market price has averaged between $35,000 to $37,000 in recent weeks. In October 2023, the Company also received approximately $800 thousand from SeaStar Medical Holdings as a partial repayment of their outstanding note receivable.

• Total LM Funding stockholders’ equity of approximately $35.9 million, or $2.45 per share, as of September 30, 2023 (with the per-share amount calculated as LMFA stockholders’ equity divided by approximately 14,652,000 shares outstanding as of September 30, 2023).

Investor Conference Call

LM Funding will host a conference call today, November 15 , 2023, at 11:00 A.M. Eastern Time to discuss the Company’s financial results for the third quarter ended September 30, 2023, as well as the Company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free +1 888-506-0062 for U.S. callers or +1 973-528-0011 for international callers and entering access code 406670. A webcast of the call may be accessed at https://www.webcaster4.com/Webcast/Page/2917/49429 or on the investor relations section of the Company’s website, https://ir.lmfunding.com/.

A webcast replay will be available on the investor relations section of the Company’s website at https://www.lmfunding.com/investors/news-events/ir-calendar through November 15, 2024. A telephone replay of the call will be available approximately one hour following the call, through November 29, 2023, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering access code 49429.

About LM Funding America

LM Funding America, Inc., (Nasdaq: LMFA) together with its subsidiaries, is a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guaranties of future results and conditions but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the Company's most recent Annual Report on Form 10-K and its other filings with the SEC, which are available at www.sec.gov. These risks and uncertainties include, without limitation, uncertainty created by the the risks of entering into and operating in the cryptocurrency mining business, uncertainty in the cryptocurrency mining business in general, problems with hosting vendors in the mining business, the capacity of our Bitcoin mining machines and our related ability to purchase power at reasonable prices, the ability to finance our planned cryptocurrency mining operations, our ability to acquire new accounts in our specialty finance business at appropriate prices, the potential need for additional capital in the future, changes in governmental regulations that affect our ability to collected sufficient amounts on defaulted consumer receivables, changes in the credit or capital markets, changes in interest rates, negative press regarding the debt collection industry, and the risk of pandemics such as the COVID-10 pandemic. The occurrence of any of these risks and uncertainties could have a material adverse effect on our business, financial condition, and results of operations.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: LMFA@crescendo-ir.com

(tables follow)

LM Funding America, Inc. and Subsidiaries Consolidated Balance Sheets (unaudited)

	September 30,	December 31,
	2023	2022
	(Unaudited)
Assets
Cash	$469,007	$4,238,006
Digital Assets	2,256,500	888,026
Finance receivables	21,558	26,802
Marketable securities	198,094	4,290
Notes receivable from Seastar Medical Holding Corporation	2,277,012	3,807,749
Less: Allowance for credit loss reserve on notes receivable from Seastar Medical Holding Corporation	(22,344)	-
Notes receivable from Seastar Medical Holding Corporation, net	2,254,668	3,807,749
Prepaid expenses and other assets	1,463,094	1,233,322
Income tax receivable	293,466	293,466
Current assets	6,956,387	10,491,661

Fixed assets, net	25,917,390	27,192,317
Deposits on mining equipment	282,233	525,219
Hosting services deposits	2,218,452	2,200,452
Real estate assets owned	80,057	80,057
Long-term investments - debt security	-	2,402,542
Less: Allowance for losses on debt security	-	(1,052,542)
Long-term investments - debt security, net	-	1,350,000
Long-term investments - equity securities	72,815	464,778
Investment in Seastar Medical Holding Corporation	683,100	10,608,750
Symbiont intangible assets, net	2,000,000	-
Operating lease - right of use assets	214,574	265,658
Other assets	10,726	10,726
Long-term assets	31,479,347	42,697,957
Total assets	$38,435,734	$53,189,618

Liabilities and stockholders' equity
Accounts payable and accrued expenses	2,253,311	1,570,906
Note payable - short-term	63,208	475,775
Due to related parties	44,398	75,488
Current portion of lease liability	106,689	90,823
Total current liabilities	2,467,606	2,212,992

Lease liability - net of current portion	114,855	179,397
Long-term liabilities	114,855	179,397
Total liabilities	2,582,461	2,392,389

Stockholders' equity
Preferred stock, par value $.001; 150,000,000 shares authorized; no shares issued and outstanding as of September 30, 2023 and December 31, 2022	-	-
Common stock, par value $.001; 350,000,000 shares authorized; 14,651,883 shares issued and outstanding as of September 30, 2023 and 13,091,883 as of December 31, 2022	14,652	13,092
Additional paid-in capital	94,722,633	92,195,341
Accumulated deficit	(57,369,694)	(43,017,207)
Total LM Funding America stockholders' equity	37,367,591	49,191,226
Non-controlling interest	(1,514,318)	1,606,003
Total stockholders' equity	35,853,273	50,797,229
Total liabilities and stockholders’ equity	$38,435,734	$53,189,618

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Digital mining revenues	$3,283,473	$42,157	$8,342,646	$42,157
Specialty finance revenue	101,535	104,835	474,544	450,920
Rental revenue	34,500	40,788	111,486	120,240
Total revenues	3,419,508	187,780	8,928,676	613,317
Operating costs and expenses:
Digital mining cost of revenues (exclusive of depreciation and amortization shown below)	2,708,672	38,960	6,738,170	38,960
Staff costs & payroll	1,340,665	4,297,540	4,736,940	12,886,432
Professional fees	419,173	714,730	1,228,503	2,520,981
Settlement costs with associations	-	-	10,000	160
Selling, general and administrative	201,151	209,328	683,174	446,519
Real estate management and disposal	26,453	22,558	127,611	76,453
Depreciation and amortization	1,516,873	38,617	3,487,866	43,718
Collection costs	8,098	5,037	17,533	(6,689)
Impairment loss on mined digital assets	383,497	870	822,650	870
Realized gain on sale of mined digital assets	(261,191)	-	(1,331,982)	-
Other operating costs	246,536	124,405	704,390	274,298
Total operating costs and expenses	6,589,927	5,452,045	17,224,855	16,281,702
Operating loss	(3,170,419)	(5,264,265)	(8,296,179)	(15,668,385)
Realized gain (loss) on securities	1,788	-	1,788	(349,920)
Realized gain on convertible debt securities	-	-	-	287,778
Unrealized gain (loss) on marketable securities	2,058	(13,000)	6,436	(36,900)
Impairment loss on hosting deposits	-	-	(36,691)	-
Impairment loss on Symbiont assets	(750,678)	-	(750,678)	-
Unrealized gain (loss) on investment and equity securities	(778,078)	(194,174)	(10,317,613)	11,034,828
Impairment loss on digital assets	-	(25,764)	-	(403,471)
Realized gain on sale of purchased digital assets	-	-	1,917	-
Digital assets other income	-	-	-	5,658
Other income - coupon sales	10,160	-	639,472	-
Credit loss on Seastar Medical Holding Corporation notes receivable	(22,344)	-	(22,344)	-
Gain on adjustment of note receivable allowance	-	-	1,052,543	-
Other income - finance revenue	-	-	37,660	-
Dividend income	-	1,125	-	3,875
Interest income	39,657	85,602	210,881	264,947
Loss before income taxes	(4,667,856)	(5,410,476)	(17,472,808)	(4,861,590)
Income tax expense	-	(1,311,678)	-	(1,311,678)
Net Loss	$(4,667,856)	$(6,722,154)	$(17,472,808)	$(6,173,268)
Less: loss (income) attributable to non-controlling interest	250,880	59,298	3,120,321	(3,373,299)
Net loss attributable to LM Funding America Inc.	$(4,416,976)	$(6,662,856)	$(14,352,487)	$(9,546,567)

Basic loss per common share	$(0.33)	$(0.51)	$(1.08)	$(0.73)
Diluted loss per common share	$(0.33)	$(0.51)	$(1.08)	$(0.73)

Weighted average number of common shares outstanding
Basic	13,480,470	13,091,883	13,237,121	13,081,591
Diluted	13,480,470	13,091,883	13,237,121	13,081,591

LM Funding America, Inc. and Subsidiaries Consolidated Statements of Cash Flows (unaudited)

	Nine Months ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,472,808)	$(6,173,268)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	3,487,866	43,718
Noncash lease expense	70,545	71,288
Stock compensation	917,057	988,498
Stock option expense	1,611,795	9,956,219
Accrued investment income	(130,990)	(259,867)
Impairment loss on digital assets	822,650	404,341
Impairment loss on hosting deposits	36,691	-
Impairment loss on Symbiont assets	750,678	-
Unrealized loss (gain) on marketable securities	(6,436)	36,900
Unrealized loss (gain) on investment and equity securities	10,317,613	(11,034,828)
Realized loss (gain) on securities	(1,788)	349,920
Realized gain on convertible note receivable	-	(287,778)
Realized gain on sale of digital assets	(1,333,899)	-
Proceeds from securities	554,036	2,565,893
Convertible debt and interest converted into marketable securities	-	844,882
Investments in marketable securities	(739,616)	(844,882)
Credit loss on Seastar Medical Holding Corporation notes recievable	22,344	-
Reversal of allowance loss on debt security	(1,052,543)	-
Change in operating assets and liabilities:
Prepaid expenses and other assets	(123,221)	807,352
Hosting deposits	(54,691)	-
Repayments to related party	(31,090)	(45,605)
Accounts payable and accrued expenses	682,405	172,723
Mining of digital assets	(8,352,805)	(42,157)
Proceeds from sale of digital assets	7,487,058	-
Lease liability payments	(70,563)	(75,574)
Deferred taxes and taxes payable	-	841,678
Net cash used in operating activities	(2,609,712)	(1,680,547)
CASH FLOWS FROM INVESTING ACTIVITIES:
Net collections of finance receivables - original product	(8,765)	19,049
Net collections of finance receivables - special product	14,009	(11,565)
Capital expenditures	(1,913,303)	(15,380)
Investment in note receivable	(100,000)	(350,000)
Investment in note receivable - related party	-	(2,785,000)
Collection of note receivable	1,761,727	-
Investment in digital assets	(35,157)	(978,441)
Proceeds from sale of purchased digital assets	43,678	-
Symbiont asset acquisition	(402,359)	-
Deposits for mining equipment	-	(16,467,402)
Net cash used in investing activities	(640,170)	(20,588,739)
CASH FLOWS FROM FINANCING ACTIVITIES:
Insurance financing repayments	(499,453)	(114,688)
Insurance financing	86,886	-
Issue costs from the issuance of common stock	(106,550)	-
Net cash used in financing activities	(519,117)	(114,688)
NET DECREASE IN CASH	(3,768,999)	(22,383,974)
CASH - BEGINNING OF PERIOD	4,238,006	32,559,185
CASH - END OF PERIOD	$469,007	$10,175,211

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES
ROU assets and operating lease obligation recognized	$21,887	$300,787
Reclassification of mining equipment deposit to fixed assets, net	$1,177,226	$21,986,382
SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$470,000

NON-GAAP FINANCIAL INFORMATION (unaudited)

Our reported results are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We also disclose Earnings before Interest, Tax, Depreciation and Amortization ("EBITDA") and Core Earnings before Interest, Tax, Depreciation and Amortization ("Core EBITDA") which adjusts for unrealized loss on investment and equity securities, unrealized gain on convertible debt securities, impairment loss on mined digital assets, impairment of intangible long-lived assets, gain on adjustment of note receivable allowance and stock compensation expense and option expense, all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of Bitcoin miners.

The following tables reconcile net loss, which we believe is the most comparable GAAP measure, to EBITDA and Core EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net income (loss)	$(4,667,856)	$(6,722,154)	$(17,472,808)	$(6,173,268)
Income tax expense	-	1,311,678	-	1,311,678
Interest expense	-	-	-	-
Depreciation and amortization	1,516,873	38,617	3,487,866	43,718
Income (loss) before interest, taxes & depreciation	$(3,150,983)	$(5,371,859)	$(13,984,942)	$(4,817,872)
Unrealized loss (gain) on investment and equity securities	778,078	194,174	10,317,613	(11,034,828)
Realized gain on convertible debt securities	-	-	-	(287,778)
Impairment loss on mined digital assets	383,497	870	822,650	870
Impairment loss on Symbiont assets	750,678	-	750,678	-
Gain on adjustment of note receivable allowance	-	-	(1,052,543)	-
Stock compensation and option expense	621,827	3,648,239	2,528,852	10,944,717
Core income (loss) before interest, taxes & depreciation	$(616,903)	$(1,528,576)	$(617,692)	$(5,194,891)